Exhibit 10.27

TENDER AND EXCHANGE AGREEMENT
TENDER AND EXCHANGE AGREEMENT (this “Agreement”) dated as of June 18, 2020 by and among Accel Entertainment, Inc. (the “Company”) and each of the persons listed on Schedule A hereto (collectively, the “Warrant Holders,” and each a “Warrant Holder”).
W I T N E S E T H:
WHEREAS, the Company has issued warrants in connection with (i) the Company’s initial public offering (the “IPO”) based on an exemption from registration under the Securities Act of 1933 (the “TPG Warrants”) and (ii) the transactions contemplated by that certain Transaction Agreement, dated as of June 13, 2019, by and among the Company (formerly known as TPG Pace Holdings Corp.), the sellers named therein, and David W. Ruttenberg and John S. Bakalar (as successor to Gordon Rubenstein), each in their capacities as shareholder representatives, with such transactions being consummated on November 20, 2019 (such warrants, together with the TPG Warrants, the “Private Warrants”);
WHEREAS, the Company has also issued public warrants currently listed on the NYSE under the symbol “ACEL.WS” that were originally sold as part of the units in the Company’s IPO (the “Public Warrants” and, together with the Private Warrants, the “Warrants”);
WHEREAS, each Warrant entitles its holder to purchase one share of the Company’s Class A-1 common stock, par value $0.0001 (“Class A-1 Common Stock”), for a purchase price of $11.50, subject to certain adjustments;
WHEREAS, the Company is considering effecting, pursuant to the terms of the Public Warrants, a redemption and exchange of the Public Warrants for shares of Class A-1 Common Stock, based on an exchange ratio and subject to other terms and conditions as further described in the terms of the Public Warrants (the “Redemption”);
WHEREAS, in connection with such Redemption, the Company intends to subsequently offer an exchange offer (the “Exchange Offer”), pursuant to a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “Registration Statement”), to offer the holders of the Private Warrants the opportunity to exchange their Private Warrants for shares of Class A-1 Common Stock, based on the same exchange ratio as used for the Public Warrants in the Redemption and subject to other terms and conditions to be disclosed in the Registration Statement;
WHEREAS, as of the date hereof, the Warrant Holders beneficially own more than 90% of the issued and outstanding Private Warrants;
WHEREAS, the Warrant Holders desire to give assurances to the board of directors of the Company (the “Board”) in connection with approving the Redemption that the Warrant Holders will accept the Exchange Offer when initiated by the Company; and

WHEREAS, as an inducement to the Board’s willingness to approve the Redemption and the Company’s willingness to pursue the Exchange Offer, each Warrant Holder has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
Section 1.01 Agreement to Tender. Each Warrant Holder shall, when the Exchange Offer is initiated and the Registration Statement is filed with the Securities Exchange Commission, validly tender or cause to be tendered to the Company all Private Warrants beneficially owned by such Warrant Holder, free and clear of all liens, pursuant to and in accordance with the terms of the Exchange Offer as described in the Registration Statement no later than the scheduled or extended expiration time of the Exchange Offer; provided, that the final exchange ratio for the Exchange Offer shall be the same exchange ratio as applicable to the Public Warrants in the Redemption. Each Warrant Holder agrees that, notwithstanding anything to the contrary in the Registration Statement, after a Warrant Holder validly tenders his, her or its Private Warrants to the Company in accordance with the terms of the Registration Statement, such Warrant Holder may not withdraw or cause to be withdrawn the tender of any of such Private Warrants from the Exchange Offer, unless this Agreement is terminated pursuant to Section 1.08 hereof.
Section 1.02 Ownership of Warrants. Each Warrant Holder represents and warrants to the Company, as of the date hereof and as of the date of tender of such Warrant Holder’s Private Warrants in accordance with this Agreement, that such Warrant Holder is the sole beneficial owner of the number of Private Warrants set forth opposite such Warrant Holder’s name on Schedule A, and has good and marketable title to such Private Warrants free and clear of any liens, options, rights, or any other encumbrances, limitations or restrictions whatsoever (other than those restrictions imposed by applicable securities laws, this Agreement, the Warrant Agreement, dated June 27, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and/or the Warrant Agreement, dated November 20, 2019, by and between the Company and the Warrant Agent). Each Warrant Holder agrees it shall not transfer any Private Warrants to any person (other than the Company in connection with the Exchange Offer) unless such person acquiring such Private Warrants signs a joinder to this Agreement agreeing to be bound by all terms and conditions of this Agreement.
Section 1.03 Company Representations and Warranties. The Company represents and warrants to each Warrant Holder, as of the date of tender of such Warrant Holder’s Warrants in accordance with this Agreement, that the Company has obtained any and all required regulatory and/or third-party approvals to effectuate the Exchange Offer contemplated by this Agreement.
Section 1.04 Company Covenants. The Company agrees that it shall take all steps reasonably necessary or desirable to commence the Exchange Offer and Solicitation as soon as practicable consistent with this Agreement, and agrees to take all steps necessary to update the Registration Statement as required by applicable laws and regulation, and that the Registration Statement, when declared effective, will comply with all applicable Securities and Exchange Commission requirements.
Section 1.05 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.
Section 1.06 U.S. Federal Income Tax Treatment. The exchange of Private Warrants for shares of Class A-1 Common Stock pursuant to the Exchange Offer is intended to qualify as a reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, and the parties shall not take any position inconsistent therewith unless otherwise required by applicable law.
Section 1.07 Section 16 Matters. The Company agrees with each of the Warrant Holders that the Board (or an appropriate committee thereof) shall adopt resolutions approving the transactions contemplated by the Exchange Offer and this Agreement, including, but not limited to, the disposition of Private Warrants to the Company and the acquisition of shares of Class A-1 Common Stock from the Company by each of the Warrant Holders, to exempt such transactions from Section 16(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 16b-3 thereunder for each of the Warrant Holders and certain persons affiliated therewith that are subject to Section 16 of the Exchange Act. The Company shall provide the Warrant Holders with copies of any resolutions proposed to be adopted in connection with the foregoing prior to such adoption. Notwithstanding anything to the contrary in this Agreement, if resolutions satisfactory to the Warrant Holders have not been adopted beforehand as contemplated by this Section 1.07 of this Agreement, Warrant Holders shall not be obligated to tender or cause to be tendered any Private Warrants pursuant to the Exchange Offer or to deliver any consent to the Solicitation.
Section 1.08 Termination. This Agreement shall terminate as to all Warrant Holders upon written notice to all the Warrant Holders by the Company, or upon the earlier of (i) the date the Company’s board of directors or a committee thereof determines to no longer pursue the Exchange Offer, and (ii) September 30, 2020.
Section 1.09 Warrant Holder Obligations Several and Not Joint. The obligations of each Warrant Holder hereunder shall be several and not joint, and no Warrant Holder shall be liable for any breach of the terms of this Agreement by any other Warrant Holder.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ACCEL ENTERTAINMENT, INC.

By:
Name:	Andrew Rubenstein
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Andrew H. Rubenstein

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

HARRY R, LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Brian Carroll

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

CEP V CO-INVESTMENT LIMITED PARTNERSHIP

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

CLAIRVEST EQUITY PARTNERS V LIMITED PARTNERSHIP

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

CLAIRVEST EQUITY PARTNERS V-A LIMITED PARTNERSHIP

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

DAVID W. RUTTENBERG, SOLELY AS TRUSTEE, OR HIS SUCCESSORS IN TRUST, OF THE DAVID W. RUTTENBERG REVOCABLE TRUST, AS NOW OR HEREAFTER AMENDED

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

GRANT PLACE FUND LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Derek Harmer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

FUND INDY LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Gordon S. Rubenstein

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

GORDON S. RUBENSTEIN AND KRISTA M. RAMONAS JOINT REVOCABLE TRUST

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

THE PRIVATEBANK & TRUST COMPANY, AS CUSTODIAN OF THE GORDON RUBENSTEIN SEP IRA

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Jeffrey C. Rubenstein

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

JEFFREY C. RUBENSTEIN, AS TRUSTEE, OR HIS SUCCESSORS IN TRUST, OF THE SUSAN RUBENSTEIN FAMILY TRUST

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

Michael Pappas

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

PETERSON CAPITAL PARTNERS, L.P.

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

TPG PACE GOVERNANCE, LLC

By:

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WARRANT HOLDER:

TPG PACE II SPONSOR SUCCESSOR, LLC

By:

Name:

Title:

Schedule A

Name	Number of Private Warrants
TPG Pace Governance, LLC	2,439,812
Peterson Capital Partners, L.P.	1,519,467
TPG Pace II Sponsor Successor, LLC	929,610
Andrew H. Rubenstein	224,066
Brian Carroll	18,681
CEP V Co-Investment Limited Partnership	299,052
Clairvest Equity Partners V Limited Partnership	586,449
Clairvest Equity Partners V-A Limited Partnership	111,339
David W. Ruttenberg, solely as trustee, or his successors in trust, of the David W. Ruttenberg Revocable Trust, as now or hereafter amended	32,175
Derek Harmer	9,940
Fund Indy LLC	103,966
Gordon S. Rubenstein	21,388
Gordon S. Rubenstein and Krista M. Ramonas Joint Revocable Trust	8,648
Grant Place Fund LLC	11,473
Harry R, LLC	252,922
Jeffrey C. Rubenstein	21,098
Jeffrey C. Rubenstein, as trustee, or his successors in trust, of the Susan Rubenstein Family Trust	150,683
Michael Pappas	110,033
The PrivateBank & Trust Company, as Custodian of the Gordon Rubenstein SEP IRA	32,526